Inventories	12 Months Ended
Dec. 31, 2014
Inventories
Inventories

7.Inventories

Inventories consisted of the following:

	As of December 31,	As of December 31,
	2013	2014
	RMB	RMB
Raw materials	522,302	603,110
Work-in-progress	71,676	130,055
Finished goods	753,116	1,153,103
Total	1,347,094	1,886,268

For the year ended December 31, 2012, 2013 and 2014, inventories were written down by RMB 171,165, RMB 119,936 and RMB 15,073, respectively, to reflect the lower of cost or market or obsolescence.

In the periods presented, the Company renegotiated with certain suppliers on shipment quantities and pricing terms of long-term purchase arrangements and got positive outcome on a periodic basis, as described follows: Although the quantities under the purchase commitments of the LTAs are fixed, the Company negotiated and executed amendments for current purchases on a quarterly or monthly basis with those suppliers. As a result of such monthly or quarterly negotiations, suppliers either (i) agreed to lower the purchase price for the relevant month or quarter to a level that is close to the market price and significantly lower than the stated contract price, or (ii) agreed to deliver additional quantities to the Company for free during the relevant month or quarter in exchange for the Company’s agreement to purchase the stated quantity at the stated price under the LTAs for such month or quarter, which cumulatively resulted in the Company purchasing quantities larger than stated under the LTAs but at an average purchase price that was close to market price during such month or quarter.

At the end of the reporting period, the Company separately assesses the potential losses, if any, on the aforementioned LTAs taking into consideration of the factors as mentioned above, as well as additional factors, such as the renegotiation outcome in current period, contract period, historical outcome of the renegotiation with the same supplier, status of a particular LTA at the time of assessment, and other circumstances and uncertainties that may impact such assessment.

There was no loss provision recorded related to these LTAs after considering all the factors and circumstances for the applicable LTAs in the years ended December 31, 2012, 2013 and 2014.

When preparing the Company’s consolidated financial statements, the Company separately assessed, in accordance with ASC 330-10-35-17 and -18, the potential losses on the firm purchase commitments to one supplier (“Supplier D”), to whom the Company failed to make a full advance payment and to perform under its purchase obligations in 2013 and 2014 under the supply contract. The Company entered into a LTA with Supplier D in March 2011. While the contract provides for purchases at fixed price and fixed quantities starting from 2013 to 2020, the Company did not make a full advance payment according to the contract and accept any delivery in 2013 and 2014 due to the significant decrease of silicon price in the market and the uncertainty brought by anti-dumping and anti-subsidy investigation (the “Investigation”) against polysilicon imported from the U.S. and South Korea initiated by the Chinese Ministry of Commerce (“MOFCOM”) in recent years and MOFCOM’s ruling in 2014 that investigated products from South Korea and the United States are subject to import tariffs at different rates with the highest rate being 57%. As of the date of this report, the Company is still in the process of renegotiating with Supplier D on various terms, such as the unit price, quantities and delivery schedule.

When preparing the consolidated financial statements for the year ended and as of December 31, 2013 and 2014, the Company considered the following factors in assessing whether it should accrue losses on long-term inventory purchase commitments to Supplier D:

•

Although currently the Company is still in the process of renegotiating with Supplier D and such process has been slowed down due to uncertainties related to anti-dumping and anti-subsidy investigation and ruling, both parties continues to constructively dialogue to find a mutually satisfactory solution.

•	The Company has been able to renegotiate with other suppliers with similar terms to get positive outcome; and the Company has history of renegotiating similar contacts with the same suppliers, and

The Company assessed whether there would be loss on firm purchase commitments by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory. In assessing the potential loss provision, the Company used the stated contract price, volume under the LTA with Supplier D as the major assumption to perform the analysis. A comprehensive analysis for estimated net realizable value of the saleable finished goods, after considered all estimated costs which include conversion costs, shipping costs, costs for build-up, fees for breakage, and third party processing costs, is lower than market selling price of finish goods as of December 31, 2014.  Even though the purchase price as stated in the LTA is higher than market price of polysilicon (i.e. raw material), in applying the lower of cost or market principle, the net realizable value after considering estimated costs to convert those polysilicon into saleable finished goods is lower than market selling price (after deducting selling costs) of finish goods as of December 31, 2013 and 2014.

Based on all the aforementioned factors, the Company concluded that no loss provision under the LTA with Supplier D should be provided as of December 31, 2013 and 2014. On March 31st, 2015, the Company received a termination notice from supplier D. (Refer to Note 26 Contingencies and Commitments)